EXHIBIT 99.1

AVX Corporation Announces a Definitive Agreement to Acquire KUMATEC

FOUNTAIN INN, S.C. – April 4, 2018 -- AVX Corporation (NYSE: AVX) today announced that its subsidiary, AVX Interconnect Europe GmbH (“AVX Interconnect”), a limited liability company under German law, has signed a definitive agreement to acquire KUMATEC Sondermaschinenbau & Kunststoffverarbeitung GmbH (“KUMATEC”), a limited liability company under German law. KUMATEC develops, constructs and manufactures automation equipment and processes plastic components.

Included in the purchase is KUMATEC’s 50% interest in KUMATEC Hydrogen GmbH Co. KG (“KUMATEC Hydrogen”), a limited liability partnership under German law, which was recently spun out of KUMATEC. The purpose of the partnership is the development, marketing and supply of hydrogen fuel generation and delivery solutions and other related services. After closing, the partnership will be renamed AVX/KUMATEC Hydrogen GmbH Co. KG.

John Sarvis, President and Chief Executive Officer of AVX Corporation, stated, "The acquisition of KUMATEC and our joint venture in the hydrogen business is an exciting opportunity for AVX which will provide us additional manufacturing capabilities and new business opportunities.”

In accordance with the share purchase and transfer agreement, AVX will acquire all of KUMATEC shares for a consideration of EUR 12.5 million. The transaction is subject to regulatory approvals and other conditions that are customary for transactions of this type, and is expected to close at the end of April, 2018.

AVX Corporation is a leading worldwide manufacturer and supplier of a broad line of electronic components and interconnect, sensing and control products. AVX's components and products can be found in products manufactured in a broad range of industries worldwide. AVX is headquartered in Fountain Inn, SC, and can be found on the Internet at http://www.avx.com.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of AVX Interconnect or KUMATEC may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to AVX’s or KUMATEC’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed acquisition involving AVX and KUMATEC, including future financial and operating results, plans, objectives, expectations and intentions, the expected timing of completion of the acquisition and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; (ii) the risk that a condition to the completion of the acquisition may not be satisfied; (iii) the timing to consummate the proposed acquisition; (iv) the risk that the businesses will not be integrated successfully; (v) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vi) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (vii) the diversion of management time on acquisition-related issues.

Additional information concerning AVX Corporation and its business, including additional factors that could materially affect its financial results, is included in AVX Corporation’s Annual Report on Form 10-K for the year ended March 31, 2017, under “Business” and Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission. Except as required by law, each of AVX and KUMATEC disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contact:

AVX Corporation

Kurt Cummings, 864-967-9303

investor.relations@avx.com